Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
August 31, 1998



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              5.8364%



        Excess Protection Level
          3 Month Average   5.40%
          August, 1998   6.32%
          July, 1998   5.20%
          June, 1998   4.68%


        Cash Yield                                  19.08%


        Investor Charge Offs                         5.09%


        Base Rate                                    7.67%


        Over 35 Day Delinquency                      5.00%


        Seller's Interest                           11.64%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $37,775,682,964.86


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,395,888,446.3